UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Galaxie Avenue, Ferndale, Michigan 48220

(Address of principal executive offices) (Zip Code)

[(877) 787-6268]

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 26, 2026, Artificial Intelligence Technology Solutions Inc. (the “Company”) issued a press release describing four internal operating milestones that management intends to use to measure the Company’s progress toward breakeven. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The press release refers to a video update by the Company’s Chief Executive Officer. The video is not part of, and is not incorporated by reference into, this Current Report on Form 8-K or the press release. As stated in the press release, the video does not supplement, update or modify the press release, and if anything in the video differs from the press release, the press release controls.

The milestones described in the press release are internal management measures and are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). They are internal targets, not projections or guarantees. See “Important Information Regarding Management Measures” in Exhibit 99.1 for the definitions of these measures, their relationship to the most directly comparable GAAP measures and their limitations.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing. The furnishing of this information shall not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by reason of Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements, including statements regarding the definition, expected timing and achievement of the milestones described in Exhibit 99.1. These statements are subject to significant risks and uncertainties, including those described under “Cautionary Disclosure About Forward-Looking Statements” and “Certain Information Regarding the Company’s Financial Condition” in Exhibit 99.1 and in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2026 and its Quarterly Report on Form 10-Q for the quarter ended August 31, 2026, each of which reports substantial doubt about the Company’s ability to continue as a going concern. Actual results may differ materially. Because the Company’s common stock is a “penny stock,” the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 is not available to the Company. Except as required by law, the Company undertakes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of Artificial Intelligence Technology Solutions Inc., dated [October 26, 2026] (furnished herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

By:	/s/ Steve Reinharz
Name:	Steve Reinharz
Title:	Chief Executive Officer

Date:	October 26, 2026